                                                                    EXHIBIT 31.2

            CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Donald W. Fallon, certify that:

     (1)  I have  reviewed  this  quarterly  report  on Form  10-QSB  of  CepTor
          Corporation;

     (2)  Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;

     (3)  Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects,  the financial  condition,  results of  operations  and cash flows of the registrant as of, and for, the periods  presented in this report;

     (4)  The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and have:

          a)   Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

          b)   Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and

          c)   Disclosed in the report any change in the  registrant's  internal control over  financial  reporting  that has occurred  during the registrant's most recent fiscal quarter (the registrant's  fourth fiscal  quarter  in the  case  of the  annual  report)  that  has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and

     (5)  The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation  of  internal  control  over  financial reporting, to the registrant's auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

          a)   All  significant  deficiencies  in the  design  or  operation  of internal  control over financial  reporting  which are reasonably likely to adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

          b)   Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

Date:  August 12, 2005

                                          /s/ Donald W. Fallon
                                          ---------------------------
                                          Donald W. Fallon